UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2003

M/I SCHOTTENSTEIN HOMES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

3 Easton Oval, Suite 500, Columbus, Ohio	43219

(Address of Principal Executive Offices)	(Zip Code)

(614) 418-8000

(Telephone Number)

Item 7. Financial Statements, ProForma Financial Information and Exhibits

c) Exhibits

99.1 Press release dated October 28, 2003

Item 12. Results of Operations and Financial Conditions

On October 28, 2003, M/I Schottenstein Homes, Inc. issued a press release reporting results for the three and nine months ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished, not filed, under Item 12 in this Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2003	M/I Schottenstein Homes, Inc.
/s/ Phillip G. Creek

Phillip G. Creek Senior Vice President, Treasurer, Chief Financial Officer, Director Principal Financial Officer

Index to Exhibits

99.1 Press release dated October 28, 2003